Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated February 28, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures
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
            Salomon Smith Barney Global Diversified Futures Fund L.P.
                                 February 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $1,013.77 per unit at the end of February, up 1.4% for the month.

February was a profitable month for the Funds advisors. Profits realized in U.S. interest rates, currencies, grains, softs and metals were partially offset by losses in non-U.S. interest rate and energy markets.

Substantial gains in short U.S. interest rate market positions were due to declining U.S. Treasury Bond and Treasury Note prices. Investors reacted to Federal Reserve Board Chairman Alan Greenspans Humphrey Hawkins testimony, indicating that inflation could increase and a rate tightening is likely in the near term. Non-U.S. interest rate markets were unprofitable for the month as European Central Bank voted to let key interest rates stand and the Bank of Japan failed to adapt new measures to stem the rise in long term interest rates. Losses were experienced in long positions in the LIFFE Long Gilt, the German Bund and the Japanese Government Bond.

Gains in the currency markets were attributed to short positions in the German Mark, Swiss Franc and the French Franc as concerns over the direction of interest rates in Europe exerted downward pressure.

The grains market was profitable in February, resulting from short soybean positions as increased producer selling in Brazil pushed soybean prices to new lows. In the softs market, short sugar positions were profitable as new lows were reached. Higher silver prices resulted in gains in the metals market while increasing crude prices in the latter part of the month resulted in losses in short positions in the energy markets.

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Smith Barney Futures Management Inc.

                      Global Diversified Futures Fund L.P.
                                Account Statement
                           For the Period February 2,
                            Through February 28, 1999
                                                                    Percent
                                                                  of Average
                                                                   Net Assets

Realized losses from trading                  $   (366,049)         (1.10)%
Change in unrealized gains/losses
   from trading                                  1,102,182           3.31
                                              ------------      --------------
                                                   736,133           2.21
Less, Brokerage commissions
   and clearing fees ($2,118)                      156,015           0.47
                                              ------------      --------------
Net realized and unrealized gains                  580,118           1.74
 Interest Income                                    87,252           0.26
                                              ------------      --------------
                                                   667,370           2.00
                                              ------------      --------------

Less, Expenses:
  Management fees                                   49,738           0.15
  Incentive fees                                   110,791           0.33
  Other expenses                                    13,061           0.04
                                               ------------      --------------
                                                   173,590           0.52
                                              ------------      --------------
Net Income                                         493,780           1.48%
                                              ------------      --------------


Net assets, February 2, 1999
   (Note 1)                                     33,018,000
                                             --------------
Net assets, February 28, 1999               $   33,511,780
                                             --------------
Net asset value per unit
   ($33,511,780/33,718 units)               $       993.88
                                            --------------
Redemption value per unit (Note 2)          $     1,013.77
                                            --------------
Note 1:  Net Assets at February
2, 1999, the date the Fund
commenced trading operations,
consisted of:
Limited Partners' Contribution                 $33,380,000
General Partner Contribution                       338,000
Offering and Organizational Expenses              (700,000)
                                               -----------
                                               $33,018,000
                                               -----------

Note 2: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $1,013.77.

The net asset value per unit of $993.88 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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